UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2006

SOURCE PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51241
(Commission File Number)

98-0443283
(IRS Employer Identification No.)

Suite 620, 304 - 8th Avenue, S.W., Calgary, Alberta T2P 1C1 Canada

(Address of principal executive offices and Zip Code)

403.444.2893 x 223
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On November 17, 2006, we entered into a letter of intent with Fuel-x International Inc. to potentially acquire the business of Fuel-x.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE PETROLEUM INC.

By: /s/ Hussein Charanek

Hussein Charanek
Chief Executive Officer and Director

Date: November 20, 2006